SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

HEALTHETECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49871	77-0478611
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

523 Park Point Drive, 3rd Floor

Golden, Colorado 80401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 526-5085

Item 12.	Results of Operations and Financial Condition.

On May 5, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit.

The information provided pursuant to Item 12 of this current report, including Exhibit 99.1, is being furnished pursuant to such Item and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Exchange Act or the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEALTHETECH, INC.

Dated: May 6, 2004	By:	/s/ James W. Dennis

James W. Dennis Chairman and Chief Executive Officer

Exhibit Index

99.1	HealtheTech, Inc. press release dated May 5, 2004.